                         Morgan Stanley Strategist Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2006 - July 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hewlet  5/23/    -     $100.0 $1,000,  300,00    0.03%  0.16%   Credit  Credit
  t-      06             0    000,000     0                     Suisse  Suisse
Packar                                                            ,      First
 d Co.                                                          Merril  Boston
5.3394                                                            l
5/22/2                                                          Lynch
  009                                                           & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Deutsc
                                                                  he
                                                                 Bank
Harrah  6/2/0    -     $99.14 $750,00  210,00    0.03%  0.11%   Securi  Deutsc
  's      6                    0,000      0                     ties,     he
Operat                                                          JPMorg   Bank
  ing                                                            an,
 6.50                                                           Wells
6/1/20                                                          Fargo
  16                                                            Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Corpor
                                                                ates &
                                                                Market
                                                                  s,
                                                                Citigr
                                                                 oup,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                Americ
                                                                  a
                                                                Inc.,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                  S,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.